GOLDMAN SACHS TRUST

Supplement dated October 16, 2020

to the current Prospectuses for each applicable Goldman Sachs Fund that offers

Class A Shares and Class C Shares (each, a “Fund” and, collectively, the “Funds”)

This supplement describes certain changes to the features of Class A and Class C Shares of the Funds. Namely, effective January 2, 2021, Class C Shares will be converted automatically to Class A Shares eight years after the purchase date subject to the terms of the Prospectus.

Class C Shares of the Funds are sold through intermediaries to retail investors. Currently, Class C Shares automatically convert into Class A Shares of the same Fund after ten years without imposition of a front end sales charge or contingent deferred sales charge, subject to the terms of the Prospectus and SAI. The Board of Trustees of Goldman Sachs Trust has approved a proposal to reduce the time period after which the shares automatically convert from ten years to eight years.

Accordingly, effective January 2, 2021, the following replaces in its entirety the “Shareholder Guide—Common Questions Applicable to the Purchase of Class C Shares” section of the Prospectuses:

What Should I Know About The Automatic Conversion Of Class C Shares?

Class C Shares of a Fund will automatically convert into Class A Shares (which bear lower distribution and service (12b-1) fees and do not bear additional personal and account maintenance services fees) of the same Fund on or about the fifteenth day of the last month of the quarter that is eight years after the purchase date. No sales charges or other charges will apply in connection with any conversion.

If you acquire Class C Shares of a Fund by exchange from Class C Shares of another Goldman Sachs Fund, your Class C Shares will convert into Class A Shares of such Fund based on the date of the initial purchase. If you acquire Class C Shares through reinvestment of distributions, your Class C Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

Shareholders will not recognize a gain or loss for federal income tax purposes upon the conversion of Class C Shares for Class A Shares of the same Fund. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain Intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

New employee benefit plans are not eligible to purchase Class C Shares. Employee benefit plans which had this share class of a Fund available to participants on or before September 18, 2018, may continue to open accounts for new participants in such share class of the Fund and purchase additional shares in existing participant accounts.

If you purchased your shares through an Intermediary, it is the responsibility of your Intermediary to work with the Transfer Agent to effect the conversion and to ensure that Class C Shares are automatically converted after the appropriate period of time. In addition, if your shares are no longer subject to a CDSC, you may be able to exchange your Class C Shares for Class A Shares without the payment of a sales charge prior to the automatic conversion subject to the policies and procedures of the Intermediary through whom you have purchased your shares. Please contact your Intermediary with questions regarding your eligibility to exchange Class C Shares for Class A Shares.

This Supplement should be retained with your Prospectus(es) for future reference.

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